FIFTH THIRD/MAXUS INCOME FUND
                          FIFTH THIRD/MAXUS EQUITY FUND
                         FIFTH THIRD/MAXUS LAUREATE FUND
                      FIFTH THIRD/MAXUS OHIO HEARTLAND FUND
                     FIFTH THIRD/MAXUS AGGRESSIVE VALUE FUND

            (each a "Maxus Fund" and collectively, the "Maxus Funds")

                                 Investor Shares
                              Institutional Shares

                         Supplement Dated April 6, 2001
                     to the Prospectus dated April 30, 2000


         Reorganization. On January 2, 2001, Resource Management, Inc. d.b.a. Maxus Investment Group ("RMI"), merged with and into Fifth Third Bancorp (the "Merger"). Until the Merger occurred, the investment advisor for each of the Maxus Funds was known as Maxus Asset Management Inc. ("MAM"), a wholly-owned subsidiary of RMI. On December 28, 2000, the shareholders of each of the Maxus Funds approved a new Investment Advisory and Administration Agreement between each Maxus Fund and MAM. This approval was necessary in order for MAM to continue to serve as investment manager for each Maxus Fund after consummation of the Merger.

         As the next step in the consolidation process, on February 21, 2001, the Maxus Board of Trustees approved a proposed Agreement and Plan of
Reorganization ("Agreement") for Fifth Third/Maxus Income Fund, Fifth Third/Maxus Equity Fund, Fifth Third/Maxus Laureate Fund, and Fifth Third/Maxus Aggressive Value Fund (the "Reorganizing Maxus Funds"). The Agreement provides that each Reorganizing Maxus Fund will transfer all of its assets to a corresponding Fifth Third Fund, as listed in the chart on the next page, in return for Institutional or Advisor Shares of such Fifth Third Fund, and the assumption by such Fifth Third Fund of all of the liabilities of such Reorganizing Maxus Fund. After the transfer, shares of the corresponding Fifth Third Fund will be distributed to each Reorganizing Maxus Fund shareholder tax-free, in liquidation of such Reorganizing Maxus Fund. The proposal will be submitted to the shareholders of each Reorganizing Maxus Fund for approval at a meeting expected to be held on June 15, 2001.1

         If the proposed reorganization is approved by the shareholders, the shares of each Reorganizing Maxus Fund shareholder would be exchanged at their net asset value and on a tax-free basis for shares of the corresponding Fifth Third Fund.

1 Maxus Ohio Heartland Fund will not participate in the reorganization process, and therefore its shareholders are not being asked to approve an Agreement and Plan of Reorganization.
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         All  Reorganization  Maxus Fund shareholders will receive Shares of the
Fifth Third class (Institutional or Advisor) that corresponds to the class of Maxus Fund Shares they hold (Institutional or Investor, respectively). Each Fifth Third Fund listed below recently has been organized for the purpose of continuing the investment operations of the corresponding Maxus Fund, and has no assets or prior history of investment operations.

         Maxus Fund                                   Fifth Third Fund

Fifth Third/Maxus Income Fund                 Fifth Third Strategic Income Fund
Fifth Third/Maxus Equity Fund                 Fifth Third Multicap Value Fund
Fifth Third/Maxus Laureate Fund               Fifth Third Worldwide Fund
Fifth Third/Maxus Aggressive Value Fund       Fifth Third Microcap Value Fund

         Fifth Third Asset Management Inc. will be the investment manager of each Fifth Third Fund. It is expected that Fifth Third Asset Management Inc. will manage each Fifth Third Fund in substantially the same manner and with substantially similar investment policies as each current Reorganizing Maxus Fund.

         Only those shareholders who were shareholders of record as of the close of business on April 6, 2001 will be entitled to vote on the proposed reorganization. Any decision regarding a proposed investment in one of the Reorganizing Maxus Funds should be made in light of the proposed reorganization.

         Other Changes. In addition, please be advised of the following changes to the Prospectus dated April 30, 2000:

o        The Funds have changed their names to:

                          Fifth Third/Maxus Income Fund
                          Fifth Third/Maxus Equity Fund
                         Fifth Third/Maxus Laureate Fund
                      Fifth Third/Maxus Ohio Heartland Fund
                     Fifth Third/Maxus Aggressive Value Fund

o The Funds' Distributor is BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus Ohio 43219.

o The Custodian for each Fund's securities and cash has been changed to Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

o Investors desiring to transmit funds via Federal Reserve Wire System should not transmit funds to the bank account provided at page 38 of the Prospectus, but should contact Mutual Shareholder Services at (216) 736-3500 for the correct routing information.